UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Unit B, 22/F, Times Tower 391-407 Jaffe Road Wan Chai, Hong Kong Tel: 852-6072-0269

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

The Board of Directors of 12 Retech Corporation (the “Company”) voted to change the Company’s fiscal year end to December 31. The Board of Directors of the Company approved this change on September 13, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resolutions of the Board of Directors of the Company for the change in the fiscal year end, dated September 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

12 Retech Corporation

Dated: September 14, 2017/s/ Angelo Ponzetta

By: Angelo Ponzetta

Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Resolutions of the Board of Directors of the Company for the change in the fiscal year end, dated September 13, 2017.